UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2015

TransAKT Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-50392	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

No. 3, Lane 141, Sec. 3 Beishen Rd., Shengkeng Township,
Taipei County 222, Taiwan (R.O.C.)
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 886-2-26624343

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 11, 2015:

A.

James Wu has resigned as Chairman, Chief Executive Officer, President and Director of our Company. James Wu's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

B.	Ho Kang-Wing was appointed as Chairman, Chief Executive Officer and President of our Company.

C.

Taifen Day resigned as Chief Financial Officer of our Company. Taifen Day's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

D.	Yam Chi-Wah was appointed as Chief Financial Officer of our Company.

E.

Cheng Chun-Chih resigned as a director of our company. Cheng Chun-Chih’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

F.

Shiau Tzong-Huei resigned as a director of our company. Shiau Tzong-Huei’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

G.	He Jiaxian was appointed as a director of our Company.

H.	He Jingtian was appointed as a director of our Company.

I.	Tam Yuk Ching was appointed as a director of our Company.

Ho Kang-Wing

Mr. Ho currently serves and the managing director of Guangdong Dongrong Metal Products Co., Ltd. Mr. Ho has managed Guangdong Dongrong Metal for more than twenty years, and under his direction the company has achieved annual revenues in excess of USD$100,000,000.

Yam Chi-Wah

Mr. Yam holds a BA (Honors) of Business Finance from Napier University of Edinburgh, and brings more than 20 years of industry experience in the accounting field. Prior to joining TransAKT Mr. Yam Served as financial controller of Legend Hardware Ltd. from 2006 to 2015, a company specializing in the manufacture, processing, and distribution of office & home furnishings. He has also served as a finance manager for Neolink Technology Ltd., a listed company in Hong Kong, since 2011.

He Jingtian

Mr. He has managed a multimillion dollar company specializing in the design and production of metal and wood mechanisms for more than 30 years.

He Jiaxian

Mr. He holds a master’s degree in business management and brings more than 12 years of executive level management experience.

Tam Yuk Ching

Mr. Tam brings more than 20 years of experience in corporate finance.

Our board of directors now consists of Ho Kang-Wing, He Jiaxian, He Jingtian, and Tam Yuk Ching. There have been no transactions between our company and Ho Kang-Wing, He Jiaxian, He Jingtian, or Tam Yuk Ching since our last fiscal year which would be required to be reported herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAKT LTD.

/s/ Ho Kang-Wing
Ho Kang-Wing
President and Director

Date: March 13, 2015